Rydex Dynamic Funds
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX DYNAMIC FUNDS

August 15, 2017

Supplement dated August 15, 2017 to the currently effective Rydex Dynamic Funds Class A and Class C shares Statutory Prospectus (the “Prospectus”).

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective August 16, 2017, Employer Sponsored Plans and Employer Sponsored IRAs holding Class C shares of a Rydex Dynamic Fund (each, a “Fund”) through RBC Wealth Management (“RBC”) may convert their Class C shares for Class A shares of equal aggregate value of the same Fund as part of a pre-arranged, one-time, multiple-client transaction through RBC. No sales charges will apply to any such transactions. Therefore, effective August 16, 2017, the Prospectus is revised as specified below.

1.	Information Regarding Conversion of Class C Shares to Class A Shares

Under the heading “Buying, Selling and Exchanging Fund Shares,” the following is added as the second full paragraph.

Employer Sponsored Plans and Employer Sponsored IRAs holding Class C shares of a Fund through RBC Wealth Management (“RBC”) may convert their Class C shares for Class A shares of equal aggregate value of the same Fund as part of a pre-arranged, one-time, multiple-client transaction through RBC. No sales charges will apply to any such transactions. Shareholders may wish to contact RBC to learn more about the details of this feature.

2.	Revisions to Sales Charges Information

Under the heading “Sales Charges,” the following section is added.

CLASS C SHARES SALES CHARGES APPLICABLE UPON CONVERSION
The CDSC applicable to Class C shares will be waived for Class C shares held by Employer Sponsored Plans and Employer Sponsored IRAs through RBC and subsequently converted into Class A shares of the same Fund. For more information regarding this feature, please see the description above in the “Buying, Selling and Exchanging Fund Shares.”

Please retain this supplement for future reference.

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